Exhibit 10(f)

AMENDMENT No. 2

TO

ACUITY BRANDS, INC

AMENDED AND RESTATED SEVERANCE AGREEMENT

THIS AMENDMENT made and entered into as of the 30th day of March, 2010, by and between ACUITY BRANDS, INC. (the “Company”) and RICHARD K. REECE (“Executive”);

W I T N E S S E T H

WHEREAS, the Company and Executive entered into a Severance Agreement, dated as of April 21, 2006 (“Severance Agreement”), providing for the payment of certain compensation and benefits to Executive if Executive’s employment is terminated under certain circumstances; and

WHEREAS, the parties now desire to amend the Severance Agreement in the manner hereinafter provided;

NOW, THEREFORE, the Severance Agreement is hereby amended, as follows:

1.

Section 4.2 is hereby amended by deleting “150%” from clause (i) and substituting “65%” in lieu thereof.

2.

This Amendment to the Severance Agreement shall be effective as of the date of this Amendment. Except as hereby modified, the Severance Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

EXECUTIVE	COMPANY ACUITY BRANDS, INC.

/s/ Richard K. Reece	By:	/s/ Vernon J. Nagel
RICHARD K. REECE		Vernon J. Nagel Chairman, President and CEO